Reset, Recalibration, Renewed Growth Third Quarter 2021 Results and Future Outlook November 5, 2021

Forward Looking Statements Third Quarter 20212 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” “anticipate,” “goal,” “seek,” “strategy,” “likely,” “should,” “will,” “could,” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land-owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part II, Item 1A in of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 3 1 Third Quarter Earnings and 2021 Update 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations Third Quarter 2021

Operating Revenue less Fuel and Purchased Power Weather Sales/Usage Transmission LFCR Other $ $ $ $ $ (0.48) 0.23 0.11 0.01 (0.01) Total $ (0.14) Third Quarter EPS Driven by Mild Weather Offset by Higher Sales & Usage 4 3Q 2020 3Q 2021 $3.07 $3.00 Interest, net of AFUDC Effective Tax Rate Operating Revenue less Fuel and Purchased Power1 $(0.14) $0.02 $0.09 $0.01 $0.01 3rd Quarter 2021 vs. 3rd Quarter 2020 Pension & OPEB Non-service Credits, net Other, net2 Other Taxes2 D&A2O&M1 & 2 $0.03 $(0.07) $(0.02) 1 Includes costs and offsetting operating revenues associated with renewable energy and demand side management programs, see sl ide 40 for more information. 2 Includes the deferral impacts of the Four Corners Selective Catalytic Reduction (SCR) equipment and Ocotillo Modernization Project (OMP), see s lide 35 for more information. Third Quarter 2021

2021 EPS Guidance of $5.25-$5.35 per share 2021 Key Drivers 2021 Key Drivers In Line with Expectations and EPS Guidance 5 As of November 5, 2021 • Retail customer growth about 1.5%- 2.5% • Weather-normalized retail electricity sales growth of 3.0%-4.0% • Transmission revenues • Operations and maintenance savings • Depreciation and amortization • Property tax • Interest on new debt • AFUDC • Pension & OPEB Third Quarter 2021

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 6 1 Third Quarter Earnings as Expected 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations Third Quarter 2021

An Anomaly of a Rate Case, Unique in Many Ways ● Compelled by the ACC to file this rate case ● Required to fully litigate with more than 50 parties over 2 years ● Case carried out during a global pandemic requiring fully virtual hearings ● One of the primary components of this rate case request was for environmentally mandated investments in a legacy coal plant 7 Third Quarter 2021

Rate Case Outcome Disappointing, but Clarifies the Path Forward Third Quarter 20218 APS (Rebuttal) ALJ (ROO) ACC Resolution Total Revenue Change (Base Rate and Adjustors) ($MM) $169 5.1% $3.6 0.1% $(4.8) (0.1)% Base Rate Increase/Decrease ($MM) $41 $(111.4) $(119.8) ROE 10.00% 9.16% 8.70% Return on Fair Value Increment 0.80% Implied 0.05% 0.15% Weighted Average Cost of Capital / Rate of Return on FVRB 7.33% / 5.51% 6.87% / 4.95% 6.62% / 4.77% Base Fuel Rate (¢/kWh) 3.1451 3.1451 3.1451 Post-Test Year Plant 12 Months 12 Months 12 Months SCRs and Deferral Include both Disallow both Partial Disallowance of $216M OMP and Deferral Include both Include asset; debt return on deferral Include asset; debt return on deferral Capital Structure 54.7% / 45.3% 54.7% / 45.3% 54.7% / 45.3% Residential On-Peak Time of Use 3 p.m. to 8 p.m. 3 p.m. to 8 pm. 4 p.m. to 7 p.m.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 9 1 Third Quarter Earnings as Expected 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations Third Quarter 2021

Why We Are Optimistic About the Future 10 Key Reasons 5 1 4 2 Ability to navigate the regulatory environment over time Strong commitment to execute strategy 3 Robust economic growth in Arizona and our service territory A clear plan for a clean energy transition Solid long-term performance record Third Quarter 2021

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 R E A S O N # 1 Last 10 Years: Strong Performance Track Record 11 EPS and Annualized Dividends Per Share Dividends per share 5% CAGR $3.32 $4.87 $3.09 $2.10 Earnings per share 5% CAGR Third Quarter 2021

R E A S O N # 1 Record of Delivering On Our Promise to Provide Affordable Energy 12 Decrease in Average Residential Customer Bill Increase in Residential Electricity Demand (MWH) +6.0% Jan. 2018 to Dec. 2020 -7.7% Jan. 2018 to Dec. 2020 Third Quarter 2021

R E A S O N # 2 Arizona Remains Among the Fastest Growing States in the U.S. 13 Annual Employment Growth Last Three Years1 Steady Housing Growth2,3 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Single Family & Multifamily Housing Permits Maricopa County 8,425 43,000 2 Maricopa County population 4.5M, 62% of state population 3 2021 projection 1 2018-2020 National Arizona (1)% 1% 18% CAGR Third Quarter 2021

R E A S O N # 2 Best-in-Class Service Territory Supports High Tech Growth and Economic Development 14 Our Approach: Focus on Four Main Areas Supports Influx of Tech and Data Centers – Examples • Business attraction and expansion • Community development • Entrepreneurial support • Infrastructure support • Microsoft Constructing 3 new mega data centers • Taiwan Semiconductor Began building $12B factory • KORE Power Building 1M sq ft lithium-ion manufacturing facility • Stream Data Centers Planning up to 200MW of load Data centers are projected to create up to 640 MW of capacity needs by 2035 Third Quarter 2021

R E A S O N # 3 A Clear Plan for Clean Energy Transition 15 Progress Towards Meeting Clean Energy Commitment1 Pathway 2005 2019 2030 2050 Announced seasonal operations of Four Corners beginning 2023 Procured nearly 1400 MWs of clean energy and storage to be in service for APS customers by 2024 Charted course for healthy mix of APS-owned and third party- owned assets, to be continued through future planned RFPs 24% 50% 65% 100% 1 Since January 2020 Third Quarter 2021

R E A S O N # 4 We Will Pursue Improvements in the Regulatory Environment Third Quarter 202116 ✓ Filing a new rate case to reduce regulatory lag and improve the ROE ✓ Work with stakeholders on common issues including reducing regulatory lag and improving customer experience ✓ Continue to find alignment with the regulators ✓ Focus on customer affordability

R E A S O N # 5 We Have Embraced a Customer-Centric Strategy 17 Deliver exceptional customer service Ensure superior reliability and operating performance, anchored in safety Make intelligent and clean investments to support a growing Arizona Preserve strong financial health while sustaining customer affordability Customer Focused Third Quarter 2021

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 18 1 Third Quarter Earnings as Expected 2 Rate Case Results – A Reset 3 Growth Outlook Remains Strong 4 Financial Outlook – Sets Clear Expectations Third Quarter 2021

2022 EPS Driven by Disappointing Rate Case Outcome & Other Factors1 19 Interest, net of AFUDC Net effect of 2019 Rate Case Decision on Income1 $(0.90) $(0.20) $(0.18) Projected 2022 vs. Projected 2021 Pension & OPEB Non-service Credits, net Growth in Depreciable Plant O&M & Other $0.18 $(0.30) 1 Amounts provided are the Company’s current projections. Third Quarter 2021 2022 EPS Guidance of $3.80-$4.00 per share 2021E 2022E $5.30 $3.90

20 What Investors Can Expect From Us Moving Forward Third Quarter 2021 Strong EPS growth off 2022 Managing capital plan to support customer growth, reliability and clean transition Steady rate base growth Limiting equity dilution Declining O&M per kWh Dividend growth commitment Optimize our balance sheet in support of investment 1 2 3 4 5 6 7

EXPECTATION #1

# Projected 5-7% EPS Growth Off 2022[1]

## Long-Term Outlook


5-7%
EPS CAGR

## Long-Term Upside Potential

- Remainder of SCRs in rates
- Acceleration of clean energy transition
- Economic Development driving sales and customer growth
- Continued cost management
- Reduction of regulatory lag

[1] Amounts provided are the Company's current 5-year compound annual growth rate projections

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$191 $175 $185 $190 $602 $510 $530 $500 $240 $250 $210 $210 $257 $340 $330 $560 $210 $250 $270 $190 2021E 2022E 2023E 2024E Traditional Generation Clean Generation Transmission Distribution Other Total 2022-2024 $4.7B $1.50B $1.53B $1.53B $1.65B 22 E X P E C T A T I O N # 2 Managing Capital Plan to Support Customer Growth, Reliability and Clean Transition 2021–2024 as disclosed in the Third Quarter 2021 Form 10-Q. Third Quarter 2021

Total Approved Rate Base APS Rate Base Growth Guidance Year-End E X P E C T A T I O N # 3 Steady Rate Base Growth Third Quarter 202123 ACC FERC Rate Effective Date 12/01/2021 6/1/2021 Test Year Ended 06/30/20191 12/31/2020 Rate Base $8.6B $1.8B Equity Layer 54.7% 51.6% Allowed ROE 8.7% 10.75% 1 Adjusted to include post test-year plant in service through 06/30/2020 Rate base $ in billions, rounded 21%79% $8.6 $9.1 $11.2 $1.7 $1.8 $2.4 2019 2020 2021 2022 2023 2024 Projected ~5-6% Annual FERC ACC $10.3 $10.9 $13.6 Generation & Distribution Transmission

Forecasted Source of Capital Investment Funds through 2024 E X P E C T A T I O N # 4 No Plans to Issue Equity Before End of Next Rate Case 24 Approx. $3 billion Approx. $1 billion $4.7 billion APS Debt PNW Debt PNW Equity/ Alternatives Total Capital Investment Cash from Operations $200-$300 million $400-$500 million Note: cash from operations is net of shareholder dividends. APS and PNW debt issuance is net of maturities. Third Quarter 2021

E X P E C T A T I O N # 5 Our Goal is Flat Total O&M and Declining O&M per kWh 25 2021 2022 2023 2024 $29/kWh O&M per kWh Total O&M1 2021: $845M-$865M 2022: $820M-$840M 1 Total O&M amounts exclude RES/DSM, and include planned outage amounts of $45M-55M in 2021 and $40M-$50M in 2022. Third Quarter 2021

E X P E C T A T I O N # 6 Continue Our Track Record of Consistent Dividend Growth1 26 $2.10 $3.40 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Indicated Annualized Dividend Dividend Targets • Committed to long-term dividend growth • Attractive dividend yield • Managing long term dividend payout ratio to 65-75% 5% CAGR 1 Future dividends are subject to declaration at Board of Directors’ discretion. Third Quarter 2021

E X P E C T A T I O N # 7 Strong Balance Sheet with Attractive Long-Term Debt Maturity Profile 27 $M PNW Long-Term DebtAPS Long-Term Debt $0 $200 $400 $600 $800 $1,000 $1,200 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041 2043 2045 2047 2049 As of September 30, 2021 Third Quarter 2021

EXPECTATION #7

# Our Credit Ratings Support Growth Opportunities

| | Corporate Ratings | Senior Unsecured Ratings | Short-Term Ratings | Outlook |
|---|---|---|---|---|
| **APS[1]** | | | | |
| Moody's | A2 | A2 | P-1 | Review for Downgrade |
| S&P | A- | A- | A-2 | CreditWatch Negative |
| Fitch | BBB+ | A- | F2 | Negative |
| **Pinnacle West[1]** | | | | |
| Moody's | A3 | A3 | P-2 | Review for Downgrade |
| S&P | A- | BBB+ | A-2 | CreditWatch Negative |
| Fitch | BBB+ | BBB+ | F2 | Negative |

**Balance Sheet Targets**

- Strong investment grade credit ratings
- APS equity layer >50%
- FFO/Debt range of 16%-18%



[1] We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Ratings are as of November 3, 2021.

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Attractive Financial Profile Beyond 20221 Third Quarter 202129 • Deferring equity issuance • Reducing O&M • Optimizing balance sheet Management Actions 5% Committed to growing dividend Dividend YieldEPS Growth 5-7% Target 10-12% Total Shareholder Return 1 Amounts provided are the Company’s current projections

I N S U M M A R Y We are Optimistic for the Future: The Growth Story Remains Intact 30 • Building on proven long-term, 10-year track record • Working to improve regulatory environment over time • Service territory is among the fastest growing in the U.S. • Executing on clear growth strategy including transition to clean energy • Attractive financial profile building from 2022 Third Quarter 2021

31 Q&A Thank You Third Quarter 2021

APPENDIX

2021 EPS Guidance Third Quarter 202133 Key Factors and Assumptions as of November 5, 2021 2021 Adjusted gross margin (operating revenues, net of fuel and purchased power expenses, x/RES,DSM,CCT) $2.52 – $2.54 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 3-4% higher compared to prior year (includes impacts of new large manufacturing facilities and several large data centers) • Assumes year-to-date weather impacts and normal weather balance of year Adjusted operating and maintenance (O&M x/RES,DSM,CCT) $845 – $865 million Other operating expenses (depreciation and amortization, deferrals, and taxes other than income taxes) $886 – $890 million Other income (pension and other post-retirement non-service credits, other income and other expense) $131 – $137 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$63 million) $189 – $194 million Net income attributable to noncontrolling interests $17 million Effective tax rate 15.0% Average diluted common shares outstanding 113.3 million EPS Guidance $5.25 – $5.35

2022 EPS Guidance Third Quarter 202134 Key Factors and Assumptions as of November 5, 2021 2022 Adjusted gross margin (operating revenues, net of fuel and purchased power expenses, x/RES,DSM,CCT) $2.50 – $2.53 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 1.5-2.5% higher compared to prior year (includes impacts of new large manufacturing facilities and several large data centers) • Assumes normal weather for full-year forecast Adjusted operating and maintenance (O&M x/RES,DSM,CCT) $820 – $840 million Other operating expenses (depreciation and amortization, deferrals, and taxes other than income taxes) $987 – $998 million Other income (pension and other post-retirement non-service credits, other income and other expense) $62 – $66 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$64 million) $214 – $232 million Net income attributable to noncontrolling interests $17 million Effective tax rate 13.5% Average diluted common shares outstanding 114.0 million EPS Guidance $3.80 – $4.00

Ocotillo and Four Corners Deferral Impacts Summary Third Quarter 202135 Ocotillo and SCR Cost Deferrals $ in Millions Q3 2021 Q3 2020 Operating Cost Deferral Impacts: Depreciation and Amortization $6 $7 Operations and Maintenance $(1) $(4) Taxes Other Than Income Taxes $(3) $(3) Debt Return Deferral Impacts: Interest Charges $(10) $(11) Other Income $10 $11 See Note 4, Regulatory Matters, in Form 10-Q for the period ended September 30, 2021 for additional information related to the SCR and Ocotillo Modernization Project cost deferrals.

Clean Energy Commitment – 1,384MW in development since 2020 Third Quarter 202136 Robust, Diverse Procurement Activity Energy Storage • 201 MW APS-owned resources to retrofit entire fleet of AZ Sun facilities • 300 MW under two long-term PPAs • All resources to be in service between 2022 and 2024 Solar • 150 MW owned by APS and sited near Redhawk generating facility • 160 MW under two long-term PPAs • All resources to be in service in 2023 Solar + Storage • 60 MW under single long-term innovative tolling PPA • Resource to be in service in 2023 Wind • 438 MW under two long-term PPAs • Resources to be in service by 2023 Demand Response • 75 MW under 5-year load management agreement; service began in 2021 • APS can call up to 18 load reduction events between June and September annually

2021 Planned Outage Schedule Third Quarter 202137 Coal, Nuclear and Large Gas Planned Outages Q1 Q2 Q4 Plant Unit Estimated Duration in Days Plant Unit Estimated Duration in Days Plant Unit Estimated Duration in Days Four Corners* 4 47 Four Corners* 4 56 Palo Verde 2 30 Palo Verde 3 38 *Outage duration spans Q1-Q2. Number of days noted per quarter.

2022 Planned Outage Schedule Third Quarter 202138 Coal, Nuclear and Large Gas Planned Outages Q1 Q2 Q4 Plant Unit Estimated Duration in Days Plant Unit Estimated Duration in Days Plant Unit Estimated Duration in Days N/A N/A N/A Palo Verde 1 30 Palo Verde 3 30

4 33 (25) Q1 Q2 Q3 Q4 Gross Margin Effects of Weather Third Quarter 202139 Variances vs. Normal$ in millions pretax 2021 $13 Million All periods recalculated to current 10-year rolling average (2009 – 2018). Numbers may not foot due to rounding.

Renewable Energy & Demand Side Management Expenses1 Third Quarter 202140 $7 $3 $6 $9 $7 $6 $10 $11 $12 $14 $11 $11 $12 $18 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Demand Side Management Renewable Energy 2020 $73 Million 1 Renewable energy and demand side management expenses are offset by adjustment mechanisms. 2021 $64 Million

Residential PV Applications1 Third Quarter 202141 1Monthly data equals applications received minus cancelled applications. As of September 30, 2021 approximately 131,092 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 1,094 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site but are not included in the chart above Residential DG (MWdc) Annual Additions 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 Applications 2019 Applications 2020 Applications 2021 Applications 133 122 139 124 2018 2019 2020 2021

Regulatory 2021 Key Dates Third Quarter 202142 ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Approved March 24 50% Effective April 1 50% Effective November 1 Lost Fixed Cost Recovery: E-01345A-16-0036 Filed Feb 15 Increase denied April 13 Transmission Cost Adjustor: E-01345A-16-0036 Filed May 15 Effective Jun 1 2021 DSM/EE Implementation Plan: E-01345A-20-0151 Effective July 15 2021 RES Implementation Plan: E-01345A-20-0199 Effective July 1 2019 Rate Case: E-01345A-19-0236 Hearing Ended March 3 Briefs Filed April 6, 30 Effective December 1 Resource Planning and Procurement: E-00000V-19-0034 Workshops March 15 and 18 Staff Consultant Report filed Aug. 13 Resource Comparison Proxy (RCP): E-01345A-20-0113 Effective October 1 Possible Modification to Commission’s Energy Rules: RU-00000A-18-0284 Preliminary Approval May 26 Proposed Termination of Service Rule Modifications: RU-00000A-19-0132 March 23 Open Meeting Preliminary Approval April 14 Nov. Open Meeting Fuel and Purchased Power Audit: E-01345A-21-0056 Staff Report Expected

# Consolidated Statistics

| | 3 Months Ended September 30, 2021 | 2020 | Incr (Decr) | 9 Months Ended September 30, 2021 | 2020 | Incr (Decr) |
|---|---|---|---|---|---|---|
| **ELECTRIC OPERATING REVENUES (Dollars in Millions)** | | | | | | |
| Retail | | | | | | |
| Residential | $ 682 | $ 726 | (44) | $ 1,554 | $ 1,566 | $ (12) |
| Business | 481 | 461 | 20 | 1,216 | 1,146 | 71 |
| Total Retail | 1,163 | 1,187 | (25) | 2,771 | 2,712 | 59 |
| Sales for Resale (Wholesale) | 108 | 46 | 63 | 144 | 76 | 68 |
| Transmission for Others | 36 | 18 | 18 | 78 | 49 | 29 |
| Other Miscellaneous Services | 1 | 3 | (2) | 13 | 9 | 3 |
| Total Electric Operating Revenues | $ 1,308 | $ 1,255 | 54 | $ 3,005 | $ 2,846 | $ 159 |
| **ELECTRIC SALES (GWH)** | | | | | | |
| Retail | | | | | | |
| Residential | 5,188 | 5,618 | (429) | 11,569 | 11,798 | (229) |
| Business | 4,511 | 4,430 | 81 | 11,502 | 11,080 | 422 |
| Total Retail | 9,699 | 10,048 | (349) | 23,071 | 22,878 | 193 |
| Sales for Resale (Wholesale) | 1,701 | 919 | 782 | 2,810 | 2,522 | 288 |
| Total Electric Sales | 11,401 | 10,967 | 433 | 25,881 | 25,400 | 481 |
| **RETAIL SALES (GWH) - WEATHER NORMALIZED** | | | | | | |
| Residential | 5,395 | 5,235 | 161 | 11,465 | 11,203 | 262 |
| Business | 4,566 | 4,317 | 249 | 11,500 | 10,931 | 569 |
| Total Retail Sales | 9,962 | 9,552 | 410 | 22,965 | 22,134 | 831 |
| Retail sales (GWH) (% over prior year) | 4.3% | 2.1% | | 3.8% | 1.1% | |
| **AVERAGE ELECTRIC CUSTOMERS** | | | | | | |
| Retail Customers | | | | | | |
| Residential | 1,178,117 | 1,149,693 | 28,424 | 1,173,646 | 1,146,497 | 27,149 |
| Business | 140,013 | 138,727 | 1,286 | 139,845 | 138,284 | 1,562 |
| Total Retail | 1,318,130 | 1,288,420 | 29,709 | 1,313,491 | 1,284,781 | 28,710 |
| Wholesale Customers | 50 | 54 | (4) | 45 | 48 | (3) |
| Total Customers | 1,318,179 | 1,288,474 | 29,705 | 1,313,536 | 1,284,829 | 28,708 |
| Total Customer Growth (% over prior year) | 2.3% | 2.3% | | 2.2% | 2.3% | |
| **RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)** | | | | | | |
| Residential | 4,580 | 4,553 | 27 | 9,769 | 9,771 | (3) |
| Business | 32,614 | 31,121 | 1,494 | 82,236 | 79,049 | 3,187 |

Numbers may not foot due to rounding.

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# Consolidated Statistics

| | 3 Months Ended September 30, 2021 | 2020 | Incr (Decr) | 9 Months Ended September 30, 2021 | 2020 | Incr (Decr |
|---|---|---|---|---|---|---|
| **ENERGY SOURCES (GWH)** | | | | | | |
| Generation Production | | | | | | |
| Nuclear | 2,488 | 2,531 | (42) | 7,026 | 7,153 | (127) |
| Coal | 2,353 | 2,354 | (1) | 4,898 | 5,011 | (113) |
| Gas, Oil and Other | 3,096 | 3,198 | (102) | 7,684 | 8,002 | (317) |
| Renewables | 169 | 171 | (2) | 506 | 465 | 41 |
| Total Generation Production | 8,107 | 8,254 | (147) | 20,115 | 20,631 | (516) |
| Purchased Power | | | - | | | |
| Conventional | 2,423 | 2,332 | 91 | 4,091 | 3,647 | 443 |
| Resales | 804 | 317 | 487 | 944 | 422 | 522 |
| Renewables | 465 | 534 | (69) | 1,642 | 1,760 | (117) |
| Total Purchased Power | 3,692 | 3,183 | 509 | 6,677 | 5,829 | 848 |
| Total Energy Sources | 11,799 | 11,437 | 362 | 26,792 | 26,460 | 332 |
| **POWER PLANT PERFORMANCE** | | | | | | |
| Capacity Factors - Owned | | | | | | |
| Nuclear | 98% | 100% | (2)% | 94% | 95% | (1)% |
| Coal | 64% | 79% | (15)% | 45% | 56% | (11)% |
| Gas, Oil and Other | 39% | 38% | 1% | 33% | 32% | 1% |
| Solar | 34% | 34% | (0)% | 34% | 31% | 3% |
| System Average | 42% | 57% | (15)% | 46% | 48% | (2)% |

| | 3 Months Ended September 30, 2021 | 2020 | Incr (Decr) | 9 Months Ended September 30, 2021 | 2020 | Incr (Decr) |
|---|---|---|---|---|---|---|
| **WEATHER INDICATORS - RESIDENTIAL** | | | | | | |
| **Actual** | | | | | | |
| Cooling Degree-Days | 1,105 | 1,524 | (419) | 1,680 | 2,084 | (404) |
| Heating Degree-Days | Not Applic. | Not Applic. | | 506 | 528 | (22) |
| Average Humidity | 38% | 22% | 16% | 29% | 19% | 9% |
| **10-Year Averages (2009 - 2018)** | | | | | | |
| Cooling Degree-Days | 1,236 | 1,236 | - | 1,733 | 1,733 | - |
| Heating Degree-Days | Not Applic. | Not Applic. | | 424 | 424 | - |
| Average Humidity | 31% | 31% | - | 25% | 25% | - |

Numbers may not foot due to rounding.

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